                                   Exhibit 21


         There is no parent company of the Company.

         (2) Subsidiaries

-----------------------------------------------------------------------------------------------------------------
                     Name of Subsidiary                          State of Jurisdiction
                                                                   of Incorporation
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                    B-D (Cambridge, U.K.) Ltd.                      United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
                   BD Holding S. de R.L. de C.V.                        Mexico                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                            BDX INO LLC                                Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
             Becton Dickinson AcuteCare Holdings, Inc.                 Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson AcuteCare, Inc.                    Massachusetts               100% (1)
-----------------------------------------------------------------------------------------------------------------
       Becton Dickinson Advanced Pen Injection Systems GmbH           Switzerland                  100%
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson Aguettant S.A.S.                      France                    95% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson Argentina S.R.L.                     Argentina                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Asia Limited                       Hong Kong                 100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson Asia Pacific Limited            British Virgin Islands             100%
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Austria GmbH                        Austria                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Benelux N.V.                        Belgium                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson California Inc.                     California                   100%
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Canada Inc.                         Canada                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Caribe, Ltd.                    Cayman Islands                 100%
-----------------------------------------------------------------------------------------------------------------
       Becton Dickinson Catheter Systems Singapore Pte Ltd.            Singapore                 100% (1)
-----------------------------------------------------------------------------------------------------------------
          Becton Dickinson Cellular Imaging Systems B.V.              Netherlands                100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson Colombia Ltda.                      Colombia                  100% (1)
-----------------------------------------------------------------------------------------------------------------
          Becton Dickinson Critical Care Systems Pte Ltd.              Singapore                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson Czechia s.r.o.                   Czech Republic               100% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson del Uruguay S.A.                      Uruguay                  100% (1)
-----------------------------------------------------------------------------------------------------------------
             Becton Dickinson Distribution Center N.V.                  Belgium                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson East Africa Ltd.                       Kenya                   100% (1)
-----------------------------------------------------------------------------------------------------------------
            Becton Dickinson Foreign Sales Corporation                 Barbados                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson Guatemala S.A.                      Guatemala                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Hellas S.A.                         Greece                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Hungary Kft.                        Hungary                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson India Limited                         India                   100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson Infusion Therapy AB                     Sweden                   100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Infusion Therapy B.V.                  Netherlands                100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Infusion Therapy GmbH                    Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
           Becton Dickinson Infusion Therapy Holdings AB                Sweden                   100% (1)
-----------------------------------------------------------------------------------------------------------------
          Becton Dickinson Infusion Therapy Holdings Inc.              Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
       Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.     Mexico                   100% (1)
-----------------------------------------------------------------------------------------------------------------
             Becton Dickinson Infusion Therapy UK Ltd.              United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
          Becton Dickinson Infusion Therapy Systems Inc.               Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
       Becton Dickinson Infusion Therapy Holdings UK Limited        United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Insulin Syringe, Ltd.                Cayman Islands               100% (1)
-----------------------------------------------------------------------------------------------------------------
         Becton Dickinson Ithalat Ihracat Limited Sirketi               Turkey                   100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson Korea Holding, Inc.                    Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson Malaysia, Inc.                       Oregon                     100%
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson (Mauritius) Limited                    Mauritius                   100%
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson Medical (S) Pte Ltd.                   Singapore                   100%
-----------------------------------------------------------------------------------------------------------------

                                         1

-----------------------------------------------------------------------------------------------------------------
         Becton Dickinson Medical Devices Co. Ltd., Suzhou              P.R.C.                      99%
-----------------------------------------------------------------------------------------------------------------
            Becton Dickinson Medical Products Pte. Ltd.                Singapore                   100%
-----------------------------------------------------------------------------------------------------------------
           Becton Dickinson Medizintechnik GmbH & Co. KG                Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                       Becton Dickinson Ltd.                          New Zealand                100% (1)
-----------------------------------------------------------------------------------------------------------------
                       Becton Dickinson O.Y.                            Finland                  100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Overseas Services Ltd.                   Nevada                     100%
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Pen Limited                         Ireland                    100%
-----------------------------------------------------------------------------------------------------------------
                  Becton Dickinson Penel Limited                    Cayman Islands               100% (1)
-----------------------------------------------------------------------------------------------------------------
                Becton Dickinson Philippines, Inc.                    Philippines                100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Polska Ltd. Sp. z.o.o.                   Poland                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Becton Dickinson Pty. Ltd.                         Australia                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Becton Dickinson (Pty) Ltd.                      South Africa                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Becton Dickinson Sdn. Bhd.                         Malaysia                  100% (1)
-----------------------------------------------------------------------------------------------------------------
              Becton Dickinson Sample Collection GmbH                 Switzerland                100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson Service (Pvt.) Ltd.                    Pakistan                     51%
-----------------------------------------------------------------------------------------------------------------
                Becton Dickinson (Thailand) Limited                    Thailand                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson Venezuela, C.A.                      Venezuela                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson Venture LLC                        Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                          BD Ventures LLC                             New Jersey                   100%
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson Verwaltungs GmbH                      Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton Dickinson West Africa S.A.R.L.                The Ivory Coast              100% (1)
-----------------------------------------------------------------------------------------------------------------
                 Becton Dickinson Worldwide, Inc.                      Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                      Becton Dickinson, S.A.                             Spain                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                Becton, Dickinson (Royston) Limited                 United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
                      Becton, Dickinson A.G.                          Switzerland                100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton, Dickinson Aktiebolag                         Sweden                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                Becton, Dickinson and Company, Ltd.                     Ireland                    100%
-----------------------------------------------------------------------------------------------------------------
                      Becton, Dickinson B.V.                          Netherlands                  100%
-----------------------------------------------------------------------------------------------------------------
             Becton, Dickinson de Mexico, S.A. de C.V.                  Mexico                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson France, S.A.                        France                     100%
-----------------------------------------------------------------------------------------------------------------
                      Becton, Dickinson GmbH                            Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
          Becton, Dickinson Industrias Cirurgicas, Ltda.                Brazil                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Becton, Dickinson Italia S.p.A.                        Italy                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                     B-D U.K. Holdings Limited                      United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Becton Dickinson U.K. Limited                    United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
               Becton, Dickinson Einmalprodukte GmbH                    Austria                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                            Bedins Ltd.                                 Bermuda                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                            Benex Ltd.                                  Ireland                    100%
-----------------------------------------------------------------------------------------------------------------
                      Biometric Imaging, Inc.                         California                   100%
-----------------------------------------------------------------------------------------------------------------
                       Boin Medica Co., Ltd.                             Korea                   100% (1)
-----------------------------------------------------------------------------------------------------------------
               Clontech Biotech International, Inc.               U.S. Virgin Islands            100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Clontech Laboratories, Inc.                        Delaware                     `
-----------------------------------------------------------------------------------------------------------------
                 Clontech Laboratories UK Limited                   United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Clontech Laboratories GmbH                          Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                     Clontech Laboratories AG                         Switzerland                100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Critical Device Corporation                       California                  100%(1)
-----------------------------------------------------------------------------------------------------------------
                      Discovery Labware, Inc.                          Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                           D.L.D., Ltd.                                 Bermuda                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                            Dantor S.A.                                 Uruguay                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                      Difco Laboratories GmbH                           Germany                  100% (1)
-----------------------------------------------------------------------------------------------------------------
                  Difco Laboratories Incorporated                      Michigan                    100%
-----------------------------------------------------------------------------------------------------------------
                    Difco Laboratories Limited                      United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
                    Distribuidora Boinpar Ltda.                         Brazil                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                         EPV S.A. de C.V.                               Mexico                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                Franklin Lakes Enterprises, L.L.C.                    New Jersey                   100%
-----------------------------------------------------------------------------------------------------------------
                 Healthcare Holdings in Sweden AB                       Sweden                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                         IBD Holdings LLC                              Delaware                   50%(1)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                    Johnston Laboratories, Inc.                        Maryland                    100%
-----------------------------------------------------------------------------------------------------------------
           Life Science Support & Service Company, Ltd.                  Japan                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                   Luther Medical Products, Inc.                      California                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                       MDI Instruments, Inc.                           Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                  Staged Diabetes Management LLC                      New Jersey                    50%
-----------------------------------------------------------------------------------------------------------------
                      Med-Safe Systems, Inc.                          California                   100%
-----------------------------------------------------------------------------------------------------------------
               Nippon Becton Dickinson Company, Ltd.                     Japan                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                          PharMingen SPC                              California                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                            PharMingen                                California                   100%
-----------------------------------------------------------------------------------------------------------------
                        Phase Medical, Inc.                           California                 100% (1)
-----------------------------------------------------------------------------------------------------------------
                         PreAnalytiX GmbH                             Switzerland                 50% (1)
-----------------------------------------------------------------------------------------------------------------
                Promedicor de Mexico, S.A. de C.V.                      Mexico                   100% (1)
-----------------------------------------------------------------------------------------------------------------
                          Saf-T-Med Inc.                               Delaware                    100%
-----------------------------------------------------------------------------------------------------------------
                   Tru-Fit Marketing Corporation                     Massachusetts                 100%
-----------------------------------------------------------------------------------------------------------------
                          Visitec Limited                           United Kingdom               100% (1)
-----------------------------------------------------------------------------------------------------------------
  (1) owned indirectly by Becton, Dickinson and Company through one or more subsidiaries.

                                          3